UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022 (May 17, 2022)

ALTISOURCE ASSET MANAGEMENT CORPORATION
(Exact name of Registrant as specified in its charter)

U.S. Virgin Islands	001-36063	66-0783125
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5100 Tamarind Reef
Christiansted, U.S. Virgin Islands 00820
(Address of principal executive offices including zip code)

(704) 275-9113
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AAMC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Thomas K. McCarthy’s last day in his term as Interim Chief Executive Officer will be May 31, 2022. On May 17, 2022, Altisource Asset Management Corporation (the Company) entered into an amendment to his employment agreement as of August 16, 2021, as amended on December 30, 2021 and March 30, 2022 (“Employment Agreement”), wherein the Company has agreed to pay Mr. McCarthy a bonus of $250,000 in recognition of his contribution to the Company during his tenure as Interim Chief Executive Officer subject to Mr. McCarthy releasing the Company from all claims arising from his employment and the termination of his employment with the Company, effective May 31, 2022.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Employment Agreement dated May 17, 2022, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 19, 2022, the Company issued a press release that confirmed Mr. McCarthy's last day as Interim Chief Executive Officer and included additional recent developments at the Company. A copy of the press release is attached as Exhibit 99.1 to this Report on form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment dated May 17, 2022, to the Employment Agreement dated as of August 16, 2021, as amended on December 30, 2021 and March 30, 2022.
99.1	Press Release of Altisource Asset Management Corporation, dated May 19, 2022
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Altisource Asset Management Corporation
May 19, 2022	By:	/s/ Kevin Sullivan
Kevin Sullivan General Counsel